                                                                   EXHIBIT 10.33

                                                                       EXHIBIT B

            Void after 5:00 p.m. New York Time, on [________, ______]
         Warrant to Purchase __________ Shares of Common Stock or such additional shares as this Warrant may entitle the holder
               to purchase pursuant to provisions of this Warrant.


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                       3-DIMENSIONAL PHARMACEUTICALS, INC.



          This is to Certify That, FOR VALUE RECEIVED, __________ or assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from 3-Dimensional Pharmaceuticals, Inc., a Delaware corporation (the "Company"), _______ fully paid, validly issued and nonassessable shares of Common Stock, par value $.001 per share, of the Company ("Common Stock") at a price of $____ per share during the Exercise Period (as defined below). The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price". This Warrant is being issued in connection with the issuance by the Company of Warrants to purchase shares of Common Stock and promissory notes in the aggregate principal amount of up to $______________ (the "Notes"), pursuant to a Loan Agreement dated as of _________________ (the "Agreement").


    a.    EXERCISE OF WARRANT.

          i. This Warrant may be exercised in whole or in part at any time or from time to time on or after _____, _____ until 5 p.m. New York City Time on _____, _____ (the "Exercise Period"); provided, however, that if such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the warrants, but not later than seven (7) days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificate for the Warrant Shares issuable upon such exercise, registered in the name of the

               Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

          ii. At any time during the Exercise Period, the Holder may, at its option, exchange this Warrant, in whole or in part (a "Warrant Exchange") into the number of Warrant Shares determined in accordance with this Section (a)(2), by surrendering this Warrant at the principal office of the Company or at the office of its stock transfer agent, accompanied by a notice stating such Holder's intent to effect such exchange, the number of Warrant Shares to be exchanged and the date on which the Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Company (the "Exchange Date"). Certificates for the shares issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Exchange Date and delivered to the Holder within seven (7) days following the Exchange Date. In connection with any Warrant Exchange, this Warrant shall represent the right to subscribe for and acquire the number of Warrant Shares (rounded to the next highest integer) equal to (i) the number of Warrant Shares specified by the Holder in its Notice of Exchange (the "Total Number") less (ii) the number of Warrant Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Exercise Price by (B) the Fair Market Value. "Fair Market Value" shall mean: (1) if the Common Stock is listed on a National Securities Exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the average of the last reported sale prices of the Common Stock on such exchange or system for the twenty (20) business days ending on the last business day prior to the date for which the determination is being made; or (2) if the Common Stock is not so listed or admitted to unlisted trading privileges, the average of the means of the last reported bid and asked prices reported by the National Quotation Bureau, Inc. for the twenty (20) business days ending on the last business day prior to the date for which the determination is being made; or
               (3) if the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the Exchange Date, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

   b. RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants.

   c. FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the Fair Market Value of a share.

   d.          EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

               (1)        This Warrant is exchangeable, without expense, at the
                    option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Subject to the restrictions set forth in subparagraph (ii) below, upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

               (2)        This Warrant and the shares of Common Stock issuable
                    upon exercise hereof have not been registered under the Securities Act of 1933, as amended, or state securities laws by reason of an exemption therefrom. The shares of Common Stock issuable upon exercise of this Warrant are not transferable except as provided in the Agreement and the Stockholders' Agreement dated as of ____________, as amended from time to time ("Stockholders' Agreement"). Shares of Common Stock issuable upon exercise of this Warrant will bear an appropriate legend to this effect. The restrictions contained herein shall be binding on any transferee of the Common Stock issuable upon exercise of this Warrant and the Company may require any such transferee to execute an instrument agreeing in writing to be bound by these restrictions as a condition to transfer.

   e. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

   f. ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

          i. In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

ii. In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (the "Subscription Price") (or having a conversion price per share) less than the Exercise Price on the record date mentioned below, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of issuance by a fraction, the numerator of which shall be the sum of the number of shares outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the Exercise Price in effect immediately prior to the date of such issuance, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

 iii. In case the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in Subsection (1) above) or subscription rights or warrants (excluding those referred to in Subsection (2) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Fair Market Value per share of Common Stock, less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by the Fair Market Value per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

  iv. Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsections (1), (2) or (3) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

   v. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 5% in such price; provided, however, that any adjustments which by reason of this Subsection (5) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (f) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section (f) to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section (f), as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal Income tax liability to the holders of Common Stock or securities convertible into Common Stock (including Warrants).

  vi. Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly but no later than 10 days after any request for such an adjustment by the Holder, cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Holders at their last addresses appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section (f), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.


 vii. In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (1) to (6), inclusive above.

     viii. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to the Agreement.

g. OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the holder or any holder of a Warrant executed and delivered pursuant to Section (a) and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

h. NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least fifteen days prior to the date specified in
     (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

i. RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (f) hereof.

j. REGISTRATION UNDER THE SECURITIES ACT OF 1933. Pursuant to the Stockholders' Agreement, the Warrant Shares are deemed to be Registrable Securities for purposes of Section 6 of the Stockholders' Agreement which grants certain registration rights to Holders (as defined in the Stockholders' Agreement) of Registrable Securities.


                                             3-DIMENSIONAL PHARMACEUTICALS, INC.


                                             By
                                               -----------------------------
[SEAL]

Dated: [_______________, _______]


Attest:


------------------------------
Secretary

                                  PURCHASE FORM
                                  -------------

                                                 Dated _________________,  _____

     The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing ________ shares of Common Stock and hereby makes payment of in payment of the actual exercise price thereof

                                    ------

                     INSTRUCTIONS FOR REGISTRATION OF STOCK
                     --------------------------------------


Name
     --------------------------------------------
     (Please typewrite or print in block letters)

Address
        -----------------------------------------

Signature
         ----------------------------------------


                                    ---------


                                 ASSIGNMENT FORM
                                 ---------------

     FOR VALUE RECEIVED, ______________________hereby sells, assigns and transfers unto

Name
     --------------------------------------------
     (Please typewrite or print in block letters)


Address
       -----------------------------------------

the right to purchase Common Stock represented by this Warrant to the extent of ________shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ________________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date ___________, ______

Signature
         ----------------------------------------

                                                                   EXHIBIT 10.33

                      3-Dimensional Pharmaceuticals, Inc.
       Schedule of Holders of Certain Warrants to Purchase Common Stock

---------------------------------------------------------------------------------------
                                         Shares        Date
           Warrant Holder              Entitled to    Warrant     Exercise   Expiration
                                       Purchase (1)   Issued      Price (1)      Date
---------------------------------------------------------------------------------------
Abingworth Bioventures                    309,656    11/18/99        1.25      11/17/09
                                     -------------
Abingworth Bioventures Total              309,656

Aetna Life Insurance                       89,797    11/18/99        1.25      11/17/09
                                     -------------
Aetna Life Insurance Total                 89,797

American Stock Transfer                    20,000    09/20/96        0.01      09/20/06
American Stock Transfer                    20,001    05/12/96        0.01      05/12/06
American Stock Transfer                    10,521    03/12/96        0.01      03/12/06
                                     -------------
American Stock Transfer Total              50,522

BB Biotech                                552,547    11/18/99        1.25      11/17/09
                                     -------------
BB Biotech Total                          552,547

Comdisco                                   54,113    04/25/95        1.00      04/24/05
                                     -------------
Comdisco Total                             54,113

Comdisco (CDC Realty, Inc.)               161,415    03/07/94        1.00      03/06/04
                                     -------------
Comdisco (CDC Realty, Inc.) Total         161,415

Gregory Stento                             17,935    03/07/94        1.00      03/06/04
Gregory Stento                              6,012    04/25/95        1.00      04/24/05
                                     -------------
Gregory Stento Total                       23,947

H Rothman                                   1,000    03/12/97        0.01      03/12/07
H Rothman                                   4,200    09/20/96        0.01      09/20/06
H Rothman                                   3,999    05/12/96        0.01      05/12/06
H Rothman                                   1,273    03/12/96        0.01      03/12/06
H Rothman                                  10,500    11/18/99        1.25      11/17/09
                                     -------------
H Rothman Total                            20,972

HCV III                                    63,257    03/12/97        0.01      03/12/07
HCV III                                   161,839    09/20/96        0.01      09/20/06
HCV III                                   101,922    05/12/96        0.01      05/12/06
HCV III                                   118,682    03/12/96        0.01      03/12/06
HCV III                                   134,900    02/15/96        0.01      02/14/06
HCV III                                   190,585    07/14/95        0.01      07/13/05
HCV III                                 1,082,200    11/18/99        1.25      11/17/09
                                     -------------
HCV III Total                           1,853,385

HCV IV                                     18,577    03/12/97        0.01      03/12/07
HCV IV                                     47,526    09/20/96        0.01      09/20/06
HCV IV                                     29,934    05/12/96        0.01      05/12/06
HCV IV                                     34,852    03/12/96        0.01      03/12/06
HCV IV                                     39,615    02/15/96        0.01      02/14/06
HCV IV                                     55,966    07/14/95        0.01      07/13/05
HCV IV                                    317,800    11/18/99        1.25      11/17/09
                                     -------------
HCV IV Total                              544,270

Hudson Trust                                2,225    03/12/97        0.01      03/12/07
Hudson Trust                                6,684    09/20/96        0.01      09/20/06
Hudson Trust                                6,684    05/12/96        0.01      05/12/06
Hudson Trust                                4,902    03/12/96        0.01      03/12/06
                                     -------------
Hudson Trust Total                         20,495

PVI                                        29,332    07/14/95        0.01      07/13/05
                                     -------------
PVI Total                                  29,332

Rho Management Trust II                    14,941    03/12/97        0.01      03/12/07
Rho Management Trust II                    59,751    09/20/96        0.01      09/20/06
Rho Management Trust II                   131,853    05/12/96        0.01      05/12/06
Rho Management Trust II                    43,403    03/12/96        0.01      03/12/06
Rho Management Trust II                    25,485    02/15/96        0.01      02/14/06
Rho Management Trust II                    10,002    07/14/95        0.01      07/13/05
Rho Management Trust II                    14,115    07/14/95        0.01      07/13/05
Rho Management Trust II                 1,050,000    11/18/99        1.25      11/17/09
                                     -------------
Rho Management Trust II Total           1,349,550

Senmed Medical Ventures                    87,500    11/18/99        1.25      11/17/09
                                     -------------
Senmed Medical Ventures Total              87,500

Transamerica Business Credit               12,600    06/12/97        2.50      06/12/07
                                     -------------
Transamerica Business Credit Total         12,600
                                     -------------
Grand Total                             5,160,101
                                     =============

(1) Subject to adjustment in accordance with the terms of each such warrant.